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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 30, 2000



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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              DELAWARE                             0-22495                            75-2230700
              --------                             -------                            ----------
  (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)
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                            12404 PARK CENTRAL DRIVE
                               DALLAS, TEXAS 75251
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 340-5000


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 2000, Perot Systems Corporation (the "Company"), through a wholly-owned acquisition subsidiary, completed the acquisition of substantially all of the assets (the "Assets") of Solutions Consulting, Inc., a Pennsylvania corporation ("SCI") for approximately $122,100,000 ($72,100,000 cash and 1,965,602 shares of Class A Common Stock, $.01 par value per share, of the Company (the "Common Stock")) plus the assumption of certain liabilities. The Assets include contractual rights, workforce in place and various tangible and intangible assets. The sale was consummated pursuant to an Asset Purchase Agreement between the Company, PSSC Acquisition Corporation, a Delaware corporation (now Solutions Consulting LLC, a Delaware limited liability company), SCI, Mark G. Miller, a Pennsylvania resident, and Sanford B. Ferguson, a Pennsylvania resident (the "SCI Agreement"). SCI is a provider of information technology and system integration consulting services. The Company will use the Assets to continue operating the business previously operated by SCI. The Company paid the cash portion of the consideration for the sale out of its cash on hand.

         The consideration for the purchase of the Assets was determined by arm's-length negotiations between representatives of the Company and SCI.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial information required in connection with the purchase of substantially all of the assets of SCI are not included in this initial report. Historical financial statements required in connection with the SCI acquisition will be filed within sixty (60) days after the date of this report.

         (b)      Pro Forma Financial Information.

                  In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the purchase of substantially all of the assets of SCI are not included in this initial report. Pro forma financial statements required in connection with the SCI acquisition will be filed within sixty (60) days after the date of this report.


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         (c)      Exhibits.


   Exhibit
    Number                           Description
    ------                           -----------

    **2.1 Asset Purchase Agreement, dated as of March 1, 2000, by and among Perot Systems Corporation, a Delaware corporation, PSSC Acquisition Corporation, a Delaware corporation, Solutions Consulting, Inc., a Pennsylvania corporation, Mark G. Miller, a Pennsylvania resident, and Sanford B. Ferguson, a Pennsylvania resident.

     *2.2 Amendment No. 1 to Asset Purchase Agreement, dated as of March 30, 2000, by and among Perot Systems Corporation, a Delaware corporation, PSSC Acquisition LLC (formerly PSSC Acquisition Corporation), a Delaware limited liability company and wholly owned subsidiary of Perot Systems Corporation, Solutions Consulting Inc., a Pennsylvania corporation, Mark G. Miller, and Sanford B. Ferguson.


*     Filed herewith.

** Incorporated by reference to Exhibit 10.42 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: April 14, 2000       PEROT SYSTEMS CORPORATION



                                   By: /s/ Terry Ashwill
                                      ----------------------------------------
                                          Terry Ashwill
                                          Vice President and Chief Financial
                                          Officer



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                                INDEX TO EXHIBITS

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   Exhibit
    Number                           Description
    ------                           -----------
    **2.1 Asset Purchase Agreement, dated as of March 1, 2000, by and among Perot Systems Corporation, a Delaware corporation, PSSC Acquisition Corporation, a Delaware corporation, Solutions Consulting, Inc., a Pennsylvania corporation, Mark G. Miller, a Pennsylvania resident, and Sanford B. Ferguson, a Pennsylvania resident.

     *2.2 Amendment No. 1 to Asset Purchase Agreement, dated as of March 30, 2000, by and among Perot Systems Corporation, a Delaware corporation, PSSC Acquisition LLC (formerly PSSC Acquisition Corporation), a Delaware limited liability company and wholly owned subsidiary of Perot Systems Corporation, Solutions Consulting Inc., a Pennsylvania corporation, Mark G. Miller, and Sanford B. Ferguson.
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*     Filed herewith.

** Incorporated by reference to Exhibit 10.42 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.